SEACOAST ANNOUNCES THE PROPOSED ACQUISITIONS OF SABAL PALM BANCORP, INC. AND BUSINESS BANK OF FLORIDA, CORP.

Establishes Presence in Growing and Affluent Sarasota County
Advances Market Share Expansion in Brevard County, the Silicon Valley of the Aerospace Industry

STUART, Fla., August 23, 2021 -- Seacoast Banking Corporation of Florida ("Seacoast") (NASDAQ: SBCF), the holding company for Seacoast National Bank ("Seacoast Bank"), announced today that it has entered into two separate definitive agreements to acquire Sabal Palm Bancorp, Inc. (“Sabal Palm”), parent company of Sabal Palm Bank based in Sarasota, FL and Business Bank of Florida, Corp. (“BBFC”), parent company of Florida Business Bank based in Melbourne, FL. The proposed transactions will deepen Seacoast’s presence in Brevard County and provide an entry into the desirable Sarasota market. Upon the completion of each acquisition, the banks will merge with and into Seacoast Bank.

Sabal Palm Bank operates three branches across the Sarasota market with deposits of approximately $377 million and loans of $272 million as of June 30, 2021. Florida Business Bank operates one branch in Melbourne, FL with deposits of approximately $166 million and loans of $136 million as of the same period. In aggregate, the two transactions will add approximately $600 million in assets.

“Sabal Palm Bank and Florida Business Bank are two highly successful, local community banking franchises. Both institutions are customer-focused franchises with an outstanding reputation for service excellence and deep customer relationships in their markets. We see great opportunity to complement their strengths with Seacoast’s innovation and breadth of offerings to grow our presence and expand our position in two very attractive Florida markets,” said Charles M. Shaffer, Seacoast's President and CEO. “The transactions are expected to be accretive to earnings in 2022 with minimal dilution of tangible book value, and will add scale in growing and dynamic markets. We look forward to welcoming the employees and customers of Sabal Palm Bank and Florida Business Bank to the Seacoast franchise.”

“Sabal Palm Bank has always been passionate about serving the needs of our community and working side by side with our customers to help them achieve their financial goals. We are delighted to partner with Seacoast, which shares our values and has been serving Florida consumers and businesses for more than 90 years,” said Neil D. McCurry Jr., President and CEO of Sabal Palm Bancorp, Inc. Following the merger, Mr. McCurry will remain with Seacoast, serving as Sarasota and Manatee County Market President.

“We are delighted to partner with one of Florida’s major and fast-growing regional banks,” said Zuheir Sofia, Chairman and CEO of BBFC. “We share Seacoast’s commitment to providing best in class customer service, local decision making, and building a highly motivated management team. Our customers will be able to take advantage of Seacoast’s convenient statewide network and an impressive array of products and services.”

“Florida Business Bank has a valuable community banking franchise in Brevard County, which is one of the strongest business and real estate markets in Florida,” said William R. Norris, President and CEO of Florida Business Bank. “Our team’s incredible hard work and focus made us a top-performing bank by any measure. As such, we earned many distinctions including being ranked in the Top 100 US Community Banks under $3 Billion by S&P Global Market. We are pleased to partner with Seacoast, whose seasoned bankers understand the value of being a relationship bank with extraordinary personal service.”

Seacoast expects the transaction to be 4% accretive to earnings per share in 2023, the first full year of combined operations, and expects minimal upfront tangible book value dilution to be earned back within 1.25 years.

Under the terms of the Sabal Palm merger agreement, Sabal Palm shareholders are expected to receive 0.2203 shares of Seacoast common stock for each share of Sabal Palm common stock. The exchange ratio for the transaction is fixed, which means that the transaction value will fluctuate as a result of changes in Seacoast’s stock price. Based on Seacoast’s closing price of $31.58 as of August 20, 2021, the Sabal Palm transaction, including the exchange of Sabal Palm options, is valued at approximately $53.9 million or $6.96 per share.

Under the terms of the BBFC merger agreement, BBFC shareholders are expected to receive 0.7997 shares of Seacoast common stock for each share of BBFC common stock. The exchange ratio for the transaction is also fixed, which means that the transaction values will fluctuate as a result of changes in Seacoast’s stock price. Based on Seacoast’s closing price of $31.58 as of August 20, 2021, the BBFC transaction is valued at approximately $28.4 million or $25.25 per share.

Closing of each transaction is expected to occur in the first quarter of 2022, following receipt of approvals from regulatory authorities, the approval of the respective entity’s shareholders, and the satisfaction of other customary closing conditions.

Piper Sandler & Co. served as financial advisor and Alston & Bird LLP served as legal counsel to Seacoast on both transactions. Hovde Group LLC served as financial advisor to Sabal Palm and BBFC. Smith Mackinnon, PA served as legal counsel to Sabal Palm and Porter Wright Morris & Arthur LLP served as legal counsel to BBFC.

Investor Conference Call
Seacoast will host a conference call on August 24, 2021 at 9:00 a.m. (Eastern Time) to discuss the acquisitions. Investors may call in (toll-free) by dialing (800) 774-6070 passcode: 7451 052#. Slides will be used during the conference call and may be accessed at Seacoast’s website at SeacoastBanking.com by selecting “Presentations” under the heading “News/Events.” Additionally, a recording of the call will be made available to individuals shortly after the conference call, and can be accessed via a link at www.SeacoastBanking.com under the heading “Corporate Information,” using the passcode 50215047. The archived recording will be available for one year.

About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)
Seacoast Banking Corporation of Florida is one of the largest community banks headquartered in Florida with approximately $9.3 billion in assets and $7.8 billion in deposits as of June 30, 2021. The Company provides integrated financial services including commercial and retail banking, wealth management, and mortgage services to customers through advanced banking solutions and 52 traditional branches of its locally-branded, wholly-owned subsidiary bank, Seacoast Bank. Offices stretch from Fort Lauderdale, Boca Raton and West Palm Beach north through the Daytona Beach area, into Orlando and Central Florida and the adjacent Tampa market, and west to Okeechobee and surrounding counties. More information about the Company is available at www.SeacoastBanking.com.

Important Information for Investors and Shareholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Seacoast will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 for each of the transactions, containing a proxy statement of Sabal Palm Bancorp, Inc. and Business Bank of Florida, Corp., respectively, and a prospectus of Seacoast, and Seacoast will file other documents with the SEC with respect to each of the proposed mergers. A definitive proxy statement/prospectus will be mailed to shareholders of Sabal Palm Bancorp, Inc. and Business Bank of Florida, Corp. Investors and security holders of Seacoast, Sabal Palm Bancorp, Inc., and Business Bank of Florida, Corp. are urged to read the entire proxy statement/

prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by Seacoast through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Seacoast will be available free of charge on Seacoast’s internet website or by contacting Seacoast.

Seacoast, Sabal Palm Bancorp, Inc., and Business Bank of Florida, Corp., their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Seacoast is set forth in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 9, 2021 and its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, loan growth, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that we have acquired, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and any variants thereof and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality and the adverse impact of COVID-19 and other variants (economic and otherwise); governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes, including those that impact the money supply and inflation; changes in accounting policies, rules and practices, including the impact of the adoption of CECL; our participation in the Paycheck Protection Program ("PPP"); the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities and loans; changes in borrower credit risks and payment behaviors; changing retail distribution strategies, customer preferences and behavior; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect us or the banking industry; our concentration in commercial real estate loans; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of our investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including our ability to continue to identify acquisition targets and successfully acquire desirable financial institutions; changes in technology or products that may be more difficult, costly, or less effective than anticipated; our ability to identify and address increased cybersecurity risks; inability of our risk management framework to manage risks associated with our business; dependence on key suppliers or vendors to obtain equipment or services for our business on acceptable terms; reduction in or the termination of our ability to use the mobile-based platform that is critical to our business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving us; our ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that our deferred tax assets could be reduced if estimates of future taxable income from our operations and tax planning strategies are less than currently estimated and sales of our capital stock could trigger a reduction in the amount of net operating loss carryforwards that we may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses.

The risks relating to the proposed mergers include, without limitation: the timing to consummate the proposed mergers; the risk that a condition to closing of the proposed mergers may not be satisfied; failure to obtain the approval of shareholders of each entity in connection with the mergers; the risk that a regulatory approval that may be required for the proposed mergers is not obtained or is obtained subject to conditions that are not anticipated; the risk that the mergers are not completed at all; the diversion of management time on issues related to the proposed mergers; unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the mergers being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectation; the risk of customer and employee loss and business disruptions, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures on solicitations of customers by competitors; as well as difficulties and risks inherent with entering new markets.

Actual results and capital and other financial conditions may differ materially from those included in these statements due to a variety of factors. These factors include, among others described above, macroeconomic and other challenges and uncertainties related to the COVID-19 pandemic (and any variants thereof), such as the duration and severity of the impact on public health, the U.S. and global economies, financial markets and consumer and corporate customers and clients, including economic activity and employment, as well as the various actions taken in response by governments, central banks and others, including Seacoast, and the precautionary statements included in this release.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2020 under "Special Cautionary Notice Regarding Forward-looking Statements" and "Risk Factors", and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov.

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CONTACT:
Rafael Brazon-Di Fatta
rafael@sachsmedia.com
(786) 567-2791